TREASURY SHARES AND REVERSE ADS SPLIT	6 Months Ended
Jun. 30, 2024
TREASURY SHARES AND REVERSE ADS SPLIT
TREASURY SHARES AND REVERSE ADS SPLIT

14.          TREASURY SHARES AND REVERSE ADS SPLIT

Up to December 31, 2023, the Company had repurchased an aggregate of 1,306,486 ADSs from the open market for a total consideration of $17,400, of which 438,137 ADSs had been cancelled and 868,349 ADSs were recorded as treasury shares. As a result of Share Consolidation in note 11, a total of 24,818 ADSs was recorded as treasury shares as of December 31, 2023.

On March 19, 2024, the Group resolved to dispose the cryptocurrency business. The business was disposed to Mr. Herman Man Guo for exchange of 1,307,229 ordinary shares of the Company at a par value of US$0.04. Therefore, a total of 1,332,047 ADSs was recorded as treasury shares as of June 30, 2024.